Securities And Exchange Commission
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: February 17, 2003

                           ZARLINK SEMICONDUCTOR INC.
             (Exact name of Registrant as specified in its charter)

      Canada                         1-8139                       None
  (Jurisdiction of            (Commission File No.)          (IRS Employer
  incorporation)                                           Identification No.)

                                 400 March Road,
                         Ottawa, Ontario, Canada K2K 3H4
                    (Address of principal executive offices)

                  Registrant's telephone number: (613) 592-0200


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Item 5. Other Events

The Company announced on February 17, 2003 that Jean-Jacques Carrier, Senior Vice President of Finance and Chief Financial Officer, would be leaving the Company by the end of the summer to pursue other business opportunities. Mr. Carrier will remain in his current role until his replacement is hired, and in a transitional role for a reasonable time thereafter.

Item 7. Exhibit

      Exhibit:

      99.1        Press Release dated February 17, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ZARLINK SEMICONDUCTOR INC.
                                                (Registrant)

Date February 18, 2003                          /s/ Jean-Jacques Carrier
                                                --------------------------------
                                                Jean-Jacques Carrier
                                                Senior Vice President of Finance
                                                and Chief Financial Officer